Exhibit 99.2

Supplemental Operating and Financial Data Second Quarter 2013

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		20 Largest Tenants, Industry Profile	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & FAD	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and FAD	28
		NOI	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

June 30, 2013	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S. FSP's strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis. FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income. FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer that previously sponsored the organization of single-purpose entities that own real estate and the private placement of equity in those entities, which we refer to as “Sponsored REITs”.

Our Business

As of June 30, 2013, the Company owned and operated a portfolio of real estate consisting of 38 properties, managed 15 Sponsored REITs and held seven promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Assistant Secretary

Barbara J. Fournier	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Executive Vice President and
Treasurer, Secretary and Director	Chief Investment Officer

Janet Notopoulos	John G. Demeritt
Executive Vice President and Director	Executive Vice President and
Chief Financial Officer

Inquiries

Inquiries should be directed to: John Demeritt, CFO

877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of June 30, 2013)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	38
Total Square Feet	8.5 Million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	100,187,405
Quarterly Dividend	$0.19
Dividend Yield	5.8%
Total Market Capitalization	$1.9 Billion
Insider Holdings	10.6%

June 30, 2013	3

Summary of Financial Highlights (in thousands, except per share data)

(in thousands except per share amounts, SF & number of properties)	For the Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Income Items:
Rental revenue	$46,322	$43,147	$41,532	$38,251	$35,570	$36,303
Total revenue	47,977	44,800	43,420	41,775	38,654	38,953
Adjusted EBITDA*	26,075	24,712	25,491	23,348	22,752	22,789
Equity in earnings in non-consolidated REITs	(196)	(187)	972	176	494	391
Net income	4,741	4,401	5,460	(8,998)	5,433	5,738
FFO*	22,142	20,616	20,515	19,913	19,042	19,571

Per Share Data:
EPS	$0.05	$0.05	$0.07	$(0.11)	$0.07	$0.07
FFO*	$0.24	$0.25	$0.25	$0.24	$0.23	$0.24
Weighted Average Shares (diluted)	91,847	82,937	82,937	82,937	82,937	82,937
Closing share price	$13.20	$14.62	$12.31	$11.07	$10.58	$10.60
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	79%	76%	77%	79%	83%	81%

Balance Sheet Items:
Real estate, net	$1,288,025	$1,136,204	$1,142,628	$1,015,984	$982,685	$987,003
Other assets, net	422,026	376,498	384,551	379,950	447,678	451,525
Total assets, net	1,710,051	1,512,702	1,527,179	1,395,934	1,430,363	1,438,528
Total liabilities, net	629,007	658,869	662,430	521,338	529,340	527,181
Shareholders' equity	1,081,044	853,833	864,749	874,596	901,023	911,347

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,903,974	$1,834,295	$1,637,709	$1,400,117	$1,371,478	$1,373,136
Total debt outstanding	581,500	621,750	616,750	482,000	494,000	494,000
Debt to Total Market Capitalization	30.5%	33.9%	37.7%	34.4%	36.0%	36.0%
Debt to Adjusted EBITDA	5.6	6.3	6.0	5.2	5.4	5.4

Owned Portfolio Leasing Statistics:
Owned portfolio assets	38	37	37	37	36	36
Portfolio total SF	8,529,752	7,856,859	7,854,679	7,439,195	7,052,592	7,052,068
Portfolio % leased	94.4%	94.4%	94.0%	89.9%	90.0%	89.0%

(a)	Total Market Capitalization is the closing share price multilplied by the number of shares outstanding plus total debt outstanding on that date.
*	See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Defintions of these Non-GAAP Measures beginning on page 27.

June 30, 2013	4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

			For the Six					For the
	For the		Months					Year
	Three Months Ended		Ended	For the Three Months Ended				Ended
	31-Mar-13	30-Jun-13	30-Jun-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Revenue:
Rental	$43,147	$46,322	$89,469	$36,303	$35,570	$38,251	$41,532	$151,656
Related party revenue:
Management fees and interest income from loans	1,622	1,643	3,265	2,616	3,045	3,485	1,801	10,947
Other	31	12	43	34	39	39	87	199
Total revenue	44,800	47,977	92,777	38,953	38,654	41,775	43,420	162,802

Expenses:
Real estate operating expenses	10,770	11,116	21,886	8,697	8,604	9,639	10,501	37,441
Real estate taxes and insurance	6,597	7,311	13,908	5,696	5,493	5,764	5,960	22,913
Depreciation and amortization	15,987	17,124	33,111	13,071	13,003	13,572	15,226	54,872
Selling, general and administrative	2,532	3,204	5,736	2,077	2,236	3,141	2,462	9,916
Interest	4,208	4,174	8,382	3,677	4,037	4,187	4,167	16,068
Total expenses	40,094	42,929	83,023	33,218	33,373	36,303	38,316	141,210

Income before interest income, equity in earnings ofnon-consolidated REITs and taxes	4,706	5,048	9,754	5,735	5,281	5,472	5,104	21,592
Interest income	1	4	5	8	4	5	34	51
Equity in earnings of non-consolidated REITs	(187)	(196)	(383)	391	494	176	972	2,033

Income before taxes on income	4,520	4,856	9,376	6,134	5,779	5,653	6,110	23,676
Income tax expense	119	115	234	79	77	80	99	335

Income from continuing operations	4,401	4,741	9,142	6,055	5,702	5,573	6,011	23,341
Income from discontinued operations	—	—	—	(317)	(268)	(271)	(26)	(882)
Gain (loss) on sale, less applicable income tax	—	—	—	—	—	(14,300)	(526)	(14,826)

Net income	$4,401	$4,741	$9,142	$5,738	$5,434	$(8,998)	$5,459	$7,633

Weighted average number of shares outstanding, basic and diluted	82,937	91,847	87,417	82,937	82,937	82,937	82,937	82,937

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.05	$0.05	$0.10	$0.07	$0.07	$0.07	$0.07	$0.28
Discontinued operations	—	—	—	—	—	—	—	(0.01)
Gain (loss) on sale, less applicable income tax	—	—	—	—	—	(0.18)	—	(0.18)
Net income per share, basic and diluted	$0.05	$0.05	$0.10	$0.07	$0.07	$(0.11)	$0.07	$0.09

June 30, 2013	5

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	March 31,	June 30,	September 30,	December 31,
	2013	2013	2012	2012	2012	2012
Assets:
Real estate assets:
Land	$144,336	$160,670	$132,393	$132,393	$135,845	$144,336
Buildings and improvements	1,180,959	1,325,919	1,009,706	1,013,122	1,051,111	1,178,144
Fixtures and equipment	904	960	860	871	904	904
	1,326,199	1,487,549	1,142,959	1,146,386	1,187,860	1,323,384
Less accumulated depreciation	189,995	199,524	155,956	163,701	171,876	180,756
Real estate assets, net	1,136,204	1,288,025	987,003	982,685	1,015,984	1,142,628

Acquired real estate leases, net	105,882	132,662	87,073	82,769	92,717	111,982
Investment in non-consolidated REITs	81,746	81,523	87,061	86,658	85,927	81,960
Assets held for sale	—	—	15,215	15,032	685	—
Cash and cash equivalents	17,282	24,962	29,283	22,620	23,962	21,267
Restricted cash	583	602	511	533	546	575
Tenant rent receivables, net	2,357	2,331	1,090	1,403	1,182	1,749
Straight-line rent receivable, net	36,287	37,952	31,861	33,048	34,190	35,441
Prepaid expenses	2,438	1,760	1,164	2,605	2,336	1,106
Related party mortgage loan receivable	96,896	97,846	172,286	177,536	108,236	93,896
Other assets	8,107	17,511	4,006	3,640	8,467	13,199
Deferred leasing commissions, net	24,920	24,877	21,975	21,834	21,702	23,376
Total assets	$1,512,702	$1,710,051	$1,438,528	$1,430,363	$1,395,934	$1,527,179

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$221,750	$181,500	$494,000	$494,000	$82,000	$216,750
Term loan payable	400,000	400,000	—	—	400,000	400,000
Accounts payable and accrued expenses	25,493	29,971	23,311	25,408	26,462	31,122
Accrued compensation	540	1,677	446	944	2,194	2,540
Tenant security deposits	2,474	3,074	2,181	2,113	2,281	2,489
Other liabilities: derivative termination value	778	—	—	—	1,671	1,219
Acquired unfavorable real estate leases, net	7,834	12,785	7,243	6,875	6,730	8,310
Total liabilities	658,869	629,007	527,181	529,340	521,338	662,430

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—
Common stock	8	10	8	8	8	8
Additional paid-in capital	1,042,876	1,273,585	1,042,876	1,042,876	1,042,876	1,042,876
Accumulated other comprehensive income (loss)	(778)	6,739	—	—	(1,671)	(1,219)
Accumulated distributions in excess of accumulated earnings	(188,273)	(199,290)	(131,537)	(141,861)	(166,617)	(176,916)
Total stockholders’ equity	853,833	1,081,044	911,347	901,023	874,596	864,749
Total liabilities and stockholders’ equity	$1,512,702	$1,710,051	$1,438,528	$1,430,363	$1,395,934	$1,527,179

June 30, 2013	6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Six Months ended June 30,		Twelve Months ended December 31
	2013	2012	2012	2011

Cash flows from operating activities:
Net income	$9,142	$11,172	$7,633	$43,524
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	33,968	27,495	57,500	50,261
Amortization of above market lease	(82)	20	71	(47)
Gain (loss) on sale, less applicable income tax	—	(885)	14,826	(21,939)
Equity in earnings (losses) from non-consolidated REITs	383	993	(2,033)	(3,086)
Distributions from non-consolidated REITs	—	—	705	3,474
Increase in bad debt reserve	(1,190)	65	65	(365)
Changes in operating assets and liabilities:
Restricted cash	(27)	(40)	(82)	(73)
Tenant rent receivables	608	(8)	(354)	827
Straight-line rents	(1,842)	(2,571)	(4,464)	(9,878)
Lease acquisition costs	(669)	(2,026)	(2,520)	—
Prepaid expenses and other assets	(870)	(1,512)	(328)	1,611
Accounts payable and accrued expenses	(1,244)	(1,395)	3,717	4,213
Accrued compensation	(863)	(1,278)	318	419
Tenant security deposits	585	105	481	78
Payment of deferred leasing commissions	(3,711)	(1,513)	(5,179)	(8,058)

Net cash provided by operating activities	34,188	28,622	70,356	60,961

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(192,294)	(7,112)	(221,170)	(236,250)
Investment in non-consolidated REITs	4,752	(1)	(1)	(10)
Distributions in excess of earnings from non-consolidated REITs	54	834	2,105	1,582
Investment in related party mortgage loan receivable	(3,950)	(37,020)	(74,580)	(82,832)
Repayment of related party mortgage loan receivable	—		121,200	—
Changes in deposits on real estate assets	(3,000)	—	—	200
Investment in assets held for syndication, net	—	—	—	2,230
Proceeds received on sales of real estate assets	—	—	157	96,790

Net cash used in investing activities	(194,438)	(43,299)	(172,289)	(218,290)

Cash flows from financing activities:
Distributions to stockholders	(31,516)	(31,516)	(63,032)	(62,177)
Proceeds (costs) from equity offering, net	230,711	—	—	17,295
Borrowings under bank note payable	—	45,000	294,750	449,000
Borrowings (repayments) under Revolver	(35,250)	—	(527,000)	(209,968)
Borrowing (repayment) of term loan payable, net	—	—	400,000	(74,850)
Deferred Financing Costs	—	—	(5,331)	(5,388)
Swap termination payment	—	—	—	(983)

Net cash provided by (used in) financing activities	163,945	13,484	99,387	112,929

Net decreases in cash and cash equivalents	3,695	(1,193)	(2,546)	(44,400)

Cash and cash equivalents, beginning of period	21,267	23,813	23,813	68,213

Cash and cash equivalents, end of period	$24,962	$22,620	$21,267	$23,813

June 30, 2013	7

Property Net Operating Income (NOI)* with Same Store comparison (in thousands)

(in thousands)		Net Operating Income (NOI)*
	Rentable			Six			Six
	Square			Months			Months
	Feet	Three Months Ended		Ended	Three Months Ended		Ended	Inc	%
Region	or RSF	31-Mar-13	30-Jun-13	30-Jun-13	31-Mar-12	30-Jun-12	30-Jun-12	(Dec)	Change
East	1,441	$4,756	$5,440	$10,196	$5,113	$4,723	$9,836	$360	3.7%
MidWest	1,682	4,839	5,008	9,847	5,122	4,980	10,102	(255)	-2.5%
South	2,630	9,559	9,645	19,204	9,212	9,015	18,227	977	5.4%
West	1,088	2,350	2,118	4,468	2,278	2,443	4,721	(253)	-5.4%
Same Store	6,841	21,504	22,211	43,715	21,725	21,161	42,886	829	1.9%

Acquisitions	1,689	3,919	5,107	9,026	—	—	—	9,026	21.1%
Property NOI from the continuing portfolio	8,530	25,423	27,318	52,741	21,725	21,161	42,886	9,855	23.0%
Dispositions and asset held for sale		—	—	—	(132)	(47)	(179)	179	0.5%
Property NOI		$25,423	$27,318	$52,741	$21,593	$21,114	$42,707	$10,034	23.5%

Same Store		$21,504	$22,211	$43,715	$21,725	$21,161	$42,886	$829	1.9%

Less Nonrecurring
Items in NOI (a)		63	556	619	514	21	535	84	-0.1%

Comparative
Same Store		$21,441	$21,655	$43,096	$21,211	$21,140	$42,351	$745	1.8%

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.
*	See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.
Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

June 30, 2013	8

FFO & FAD Reconciliation (in thousands, except per share amounts)

			For the Six					For the
	For the Three Months Ended		Months Ended		For the Three Months Ended:			Year Ended
	31-Mar-13	30-Jun-13	30-Jun-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12

Net income	$4,401	$4,741	$9,142	$5,738	$5,434	$(8,998)	$5,459	$7,633

Gain (loss) on sale, less applicable income tax	—		—	—	—	14,300	526	14,826
GAAP income from non-consolidated REITs	187	196	383	(391)	(494)	(176)	(972)	(2,033)
Distributions from non-consolidated REITs	27	27	54	929	898	907	76	2,810
Depreciation & amortization	15,984	17,045	33,029	13,295	13,203	13,779	15,241	55,518
NAREIT FFO*	20,599	22,009	42,608	19,571	19,041	19,812	20,330	78,754
Acquisition costs	17	133	150	—	—	101	186	287
Funds From Operations (FFO)*	$20,616	$22,142	$42,758	$19,571	$19,041	$19,913	$20,516	$79,041

Funds Available for Distribution:
Funds From Operations (FFO)*	20,616	22,142	42,758	19,571	19,041	19,913	20,516	79,041
Straight-line rent	(657)	(1,186)	(1,843)	(1,517)	(1,054)	(927)	(965)	(4,463)
Capital expenditures	(1,118)	(1,622)	(2,740)	(746)	(1,003)	(711)	(1,252)	(3,712)
Funds Available for Distribution (FAD)*	$18,841	$19,334	$38,175	$17,308	$16,984	$18,275	$18,299	$70,866

Per Share Data:
EPS	$0.05	$0.05	$0.10	$0.07	$0.07	$(0.11)	$0.07	$0.09
FFO*	0.25	0.24	0.49	0.24	0.23	0.24	0.25	0.95
FAD*	0.23	0.21	0.44	0.21	0.20	0.22	0.22	0.85

Weighted Average Shares (basic and diluted)	82,937	91,847	87,417	82,937	82,937	82,937	82,937	82,937

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

June 30, 2013	9

EBITDA Reconciliation (in thousands, except ratio amounts)

			For the
			Six					Year
	For the Three		Months					Ended
	Months Ended		Ended	For the three months ended:				31-Dec-12
	31-Mar-13	30-Jun-13	30-Jun-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12

Net income	$4,401	$4,741	$9,142	$5,738	$5,434	$(8,998)	$5,459	$7,633
Interest expense	4,208	4,174	8,382	3,677	4,037	4,187	4,167	16,068
Depreciation and amortization	15,984	17,045	33,029	13,295	13,203	13,779	15,241	55,518
Income taxes	119	115	234	79	77	80	99	335
EBITDA	24,712	26,075	50,787	22,789	22,751	9,048	24,966	79,554
Excluding (gain) loss on sale,less applicable income tax	—	—	—	—	—	14,300	526	14,826
Adjusted EBITDA	$24,712	$26,075	$50,787	$22,789	$22,751	$23,348	$25,492	$94,380

Interest expense	$4,208	$4,174	$8,382	$3,677	$4,037	$4,187	$4,167	$16,068
Scheduled principal payments	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$4,208	$4,174	$8,382	$3,677	$4,037	$4,187	$4,167	$16,068

Interest coverage ratio	5.87	6.25	6.06	6.20	5.64	5.58	6.12	5.87

Debt service coverage ratio	5.87	6.25	6.06	6.20	5.64	5.58	6.12	5.87

Debt	$621,750	$581,500	$581,500	$494,000	$494,000	$482,000	$616,750

Adjusted EBITDA	24,712	26,075	50,787	22,789	22,751	23,348	25,492
Annualized	98,848	104,300	101,574	91,156	91,004	93,392	101,968

Debt-to-EBITDA	6.3	5.6	5.7	5.4	5.4	5.2	6.0

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

June 30, 2013	10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation to Net income			Six Months			Six Months
	Three Months Ended		Ended	Three Months Ended		Ended
	31-Mar-13	30-Jun-13	30-Jun-13	31-Mar-12	30-Jun-12	30-Jun-12
Net Income	$4,401	$4,741	$9,142	$5,738	$5,434	$11,172
Add (deduct):
Discontinued operations	—	—	—	317	268	585
Management fee income	(559)	(553)	(1,112)	(488)	(479)	(967)
Depreciation and amortization	15,987	17,124	33,111	13,071	13,004	26,075
Amortization of above/below market leases	(2)	(80)	(82)	40	(20)	20
Selling, general and administrative	2,532	3,204	5,736	2,077	2,236	4,313
Interest expense	4,208	4,174	8,382	3,677	4,037	7,714
Interest income	(1,353)	(1,382)	(2,735)	(2,340)	(2,774)	(5,114)
Equity in earnings of			—			—
nonconsolidated REITs	187	196	383	(391)	(494)	(885)
Non-property specific items, net	22	(106)	(84)	24	(51)	(27)

Property NOI from the continuing portfolio	$25,423	$27,318	$52,741	$21,725	$21,161	$42,886

Dispositions and asset held for sale	—	—	—	(132)	(47)	(179)
Property NOI	$25,423	$27,318	$52,741	$21,593	$21,114	$42,707

* See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

June 30, 2013	11

Debt Summary as of June 30, 2013

					(a)
(dollars in thousands)		Maximum	Amount	Interest	Interest
	Maturity	Amount	Drawn at	Rate	Rate at	Facility
2012 Credit Facility	Date	of Loan	30-Jun-13	Components	30-Jun-13	Fee

2012 Revolver	27-Sep-16	$500,000	$181,500	L+1.45%	1.65%	0.3%
2012 Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.45%	2.20%	0.3%

		$900,000	$581,500		2.03%

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On September 27, 2012, we entered into a new bank facility we call the 2012 Credit Facility for a total of $900 million, which is comprised of a line of credit that we can borrow up to $500 million on, which we call the 2012 Revolver and a term loan for $400 million that we call the 2012 Term Loan.

•	The total amount available under the 2012 Credit Facility is $900 million and is subject to a facility fee on the entire amount based on a leverage calculation in the related loan agreement. The facility fee can range between 20 bps and 40 bps depending on our leverage at quarter end. As of June 30, 2013 the facility fee was 30 bps based on our leverage ratio, or approximately $2.7 million per year.
•	The interest rate on the 2012 Revolver as of June 30, 2013 was 145 bps over the 30-Day LIBOR based on our leverage calculation. The interest rate spread can range between 135 bps and 190 bps over 30-Day LIBOR depending on our leverage at quarter end. As of June 30, 2013 the annual rate for the borrowing outstanding was 1.65%.
•	The LIBOR interest rate on the 2012 Term Loan was fixed with a 5-year interest swap at 75 bps and is priced at 145 bps over that rate based on our leverage ratio. The interest rate spread can range between 135 bps and 190 bps over 30-Day LIBOR depending on our leverage at quarter end. As of June 30, 2013 the annual rate for the 2012 Term Loan was 2.20%.
•	We incurred financing costs to close the 2012 Credit Facility and the 2011 Revolver that preceded it. These costs are deferred and amortized into interest expense during the term of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $1.7 million.
•	The 2012 Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity subject to receipt of lender commitments and satisfaction of certain customary conditions.

June 30, 2013	12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-13	30-Jun-13	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12
Market Data:
Shares Outstanding	82,937	100,187	82,937	82,937	82,937	82,937
Closing market price per share	$14.62	$13.20	$10.60	$10.58	$11.07	$12.31
Market capitalization	$1,212,545	$1,322,474	$879,136	$877,478	$918,117	$1,020,959
Total Debt	621,750	581,500	494,000	494,000	482,000	616,750
Total Market Capitalization	$1,834,295	$1,903,974	$1,373,136	$1,371,478	$1,400,117	$1,637,709

Dividend Data:
Total dividends paid	$15,758	$15,758	$15,758	$15,758	$15,758	$15,758
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	76.0%	79.2%	80.5%	82.6%	79.2%	76.8%

Liquidity:
Cash and cash equivalents	$17,282	$24,962	$29,283	$22,620	$23,962	$21,267
Revolving credit facilities:
Gross potential available under current credit facilities	900,000	900,000	600,000	600,000	900,000	900,000
Less:
Outstanding balance	(621,750)	(581,500)	(494,000)	(494,000)	(482,000)	(616,750)
Total Liquidity	$295,532	$343,462	$135,283	$128,620	$441,962	$304,517

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

June 30, 2013	13

Portfolio Overview

	For the Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Owned portfolio of commercial real estate:
Number of properties (a)	38	37	37	37	36	36
Square feet	8,529,752	7,856,859	7,854,679	7,439,195	7,052,592	7,052,068
Leased percentage	94.4%	94.4%	94.0%	89.9%	90.0%	89.0%

Investments in non-consolidated
commercial real estate:
Number of properties (a)	2	2	2	3	3	3
Square feet	1,395,500	1,392,316	1,392,316	2,016,260	2,003,968	2,004,953
Leased percentage	67.6%	66.1%	65.0%	68.0%	89.5%	90.0%

Single Asset REITs (SARs) managed:
Number of properties	13	13	13	13	13	13
Square feet	3,323,566	3,323,566	3,323,566	3,322,589	3,322,589	3,322,570
Leased percentage	83.9%	87.8%	87.0%	84.8%	84.8%	84.0%

Total owned (a) , investments
and managed properties:
Number of properties	53	52	52	53	52	52
Square feet	13,248,818	12,572,741	12,570,561	12,778,044	12,379,149	12,379,591
Leased percentage	88.9%	89.5%	89.0%	85.1%	88.5%	88.0%

(a) Includes assets sold in prior periods

June 30, 2013	14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region

Baltimore
East Baltimore	Baltimore	MD	325,445	76.8%	70.0%	$ 24.85

Washington, D.C.
Meadow Point	Chantilly	VA	138,537	92.6%	92.6%	$ 26.85
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$ 38.02
Loudoun Tech Center	Dulles	VA	135,888	100.0%	100.0%	$ 15.86

Richmond
Innsbrook	Glen Allen	VA	298,456	99.0%	98.8%	$ 17.42

Charlotte
Park Seneca	Charlotte	NC	109,674	79.3%	77.8%	$ 15.70
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$ 13.74

Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$ 35.95

East Region Total			1,441,212	92.3%	90.6%	$ 24.64

Midwest Region

Chicago
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$ 19.20
909 Davis Street	Evanston	IL	195,245	97.9%	97.9%	$ 33.73

Indianapolis
River Crossing	Indianapolis	IN	205,059	98.2%	92.2%	$ 22.09

St. Louis
Timberlake	Chesterfield	MO	232,766	98.3%	97.2%	$ 20.66
Timberlake East	Chesterfield	MO	116,197	94.6%	96.2%	$ 22.70
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$ 24.52

Minneapolis
Eden Bluff	Eden Prairie	MN	153,028	100.0%	100.0%	$ 27.71
121 South 8th Street	Minneapolis	MN	474,403	90.7%	90.3%	$ 14.77

Midwest Region Total			1,681,324	96.3%	95.4%	$ 21.78

(a) Weighted Occupied Percentage for the six months ended June 30, 2013

(b) Weighted Average GAAP Rent per Occupied Square Foot

June 30, 2013	15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region

Dallas-Fort Worth
Willow Bend Office Center	Plano	TX	117,217	92.3%	85.4%	$ 20.42
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$ 19.47
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$ 30.69
Addison Circle	Addison	TX	293,787	95.4%	96.9%	$ 23.97
Collins Crossing	Richardson	TX	298,766	99.5%	90.0%	$ 23.52
East Renner Road	Richardson	TX	122,300	100.0%	100.0%	$ 9.99
Liberty Plaza	Addison	TX	218,934	84.6%	81.7%	$ 19.85

Houston
Park Ten	Houston	TX	157,460	100.0%	98.3%	$ 28.23
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$ 29.51
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$ 31.19
Westchase I & II	Houston	TX	629,025	96.6%	95.8%	$ 30.03

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$ 23.42

Atlanta
One Overton Place	Atlanta	GA	387,267	98.3%	89.6%	$ 22.40
One Ravinia	Atlanta	GA	386,603	91.0%	86.1%	$ 22.09

South Region Total			3,645,833	96.7%	94.0%	$ 24.89

West Region

Seattle
Federal Way	Federal Way	WA	117,010	48.4%	47.2%	$ 18.58

San Francisco-San Jose-Oakland
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$ 14.89
Montague Business Center	San Jose	CA	145,951	100.0%	100.0%	$ 15.41

Denver
380 Interlocken	Broomfield	CO	240,184	87.6%	86.5%	$ 29.01
1999 Broadway	Denver	CO	673,793	95.9%	95.6%	$ 30.00
Greenwood Plaza	Englewood	CO	196,236	100.0%	38.4%	$ 21.58
390 Interlocken	Broomfield	CO	241,516	79.8%	82.1%	$ 26.93

Colorado Springs
Centennial Technology Center	Colorado Springs	CO	110,405	85.4%	85.4%	$ 15.54

West Region Total			1,761,383	89.6%	82.7%	$ 25.80

Total Owned			8,529,752	94.4%	91.4%	$ 24.38

(a) Weighted Occupied Percentage for the six months ended June 30, 2013

(b) Weighted Average GAAP Rent per Occupied Square Foot

June 30, 2013	16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Columbia				Chicago
1441 Main Street	Columbia	SC	264,857	East Wacker (a)	Chicago	IL	860,429

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,609

Southeast Region Total			399,642	St. Louis
				Lakeside Crossing II	Maryland Heights	MO	116,000
Southwest Region
				Minneapolis
Dallas-Fort Worth				505 Waterford	Plymouth	MN	256,367
5601 Executive Drive	Irving	TX	152,121	50 South Tenth Street	Minneapolis	MN	498,768
Galleria North	Dallas	TX	379,518
				Kansas City
Houston				Grand Boulevard (b)	Kansas City	MO	535,071
Energy Tower I	Houston	TX	325,797
				Cincinnati
Denver				Centre Pointe V	West Chester	OH	135,936
Highland Place	Centennial	CO	139,142	Union Centre	West Chester	OH	409,798
385 Interlocken	Broomfield	CO	296,868
				Midwest Region Total			3,025,978
Southwest Region Total			1,293,446
				Total Managed			4,719,066

				Total Owned & Managed			13,248,818

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

June 30, 2013	17

Tenant Analysis – 20 Largest Tenants by Industry Profile (Top Twenty Largest Tenants by industry as a percentage of the Twenty Tenants as of June 30, 2013)

June 30, 2013	18

20 Largest Tenants with Annualized Rent and Remaining Term at June 30, 2013

			Remaining	Aggregate	% of Aggregate	Annualized	% of Aggregate
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Leased
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	30	263,111	3.1%	$2,883,485	1.6%
2	Quintiles Transnational Corp.	1	69	259,531	3.0%	8,462,648	4.6%
3	CITGO Petroleum Corporation	1	104	248,399	2.9%	7,356,701	4.0%
4	U.S. Government	6	14, 15, 18, 26, 59, 87	229,752	2.7%	7,091,439	3.9%
5	Burger King Corporation	1	63	212,619	2.5%	4,756,424	2.6%
6	Denbury Onshore, LLC	2	73	202,600	2.4%	3,510,042	1.9%
7	RGA Reinsurance Company	2	18	197,354	2.3%	4,200,823	2.3%
8	SunTrust Bank	2	40, 99	182,888	2.1%	3,638,692	2.0%
9	Citicorp Credit Services, Inc	1	42	176,848	2.1%	3,511,335	1.9%
10	C.H. Robinson Worldwide, Inc	1	96	153,028	1.8%	4,111,367	2.2%
11	T-Mobile South, LLC dba T-Mobile	1	68	151,792	1.8%	3,469,391	1.9%
12	Houghton Mifflin Harcourt Publishing Company	1	45	150,050	1.8%	5,815,593	3.2%
13	Petrobras America, Inc.	1	77	144,813	1.7%	4,855,533	2.7%
14	Murphy Exploration & Production Company	1	46	144,677	1.7%	4,243,797	2.3%
15	Argo Data Resource Corporation	1	122	138,540	1.6%	2,661,560	1.5%
16	Giesecke & Devrient America, Inc.	1	20	135,888	1.6%	1,897,346	1.0%
17	Monsanto Company	1	19	127,778	1.5%	3,297,783	1.8%
18	Federal National Mortgage Association	1	39	123,144	1.4%	2,755,692	1.5%
19	AT&T Services, Inc.	1	60	122,300	1.4%	977,989	0.5%
20	Vail Holdings, Inc.	1	69, 117	122,232	1.4%	2,843,976	1.6%

			Total	3,487,344	40.8%	$82,341,615	45.0%

June 30, 2013	19

Leasing Activity

	Three	Three	Six
	Months	Months	Months	Year
	Ended	Ended	Ended	Ended
Leaasing Activity	31-Mar-13	30-Jun-13	30-Jun-13	31-Dec-12
(in Square Feet - SF)
New leasing	148,378	28,055	176,433	315,740
Renewals	201,011	91,031	292,042	700,838
	349,389	119,086	468,475	1,016,578

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$ 24.66		$ 24.40	$ 22.41
Weighted average lease term	8.25 Years		7.13 Years	5.1 Years

Average free rent	3 Months		3 Months	3 Months
Tenant Improvements	$ 19.97		$ 17.11	$ 12.26
Leasing Costs	$ 10.17		$ 8.84	$ 5.40

June 30, 2013	20

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2013	102,195	1.2%
2014	382,485	4.5%
2015	1,165,200	13.7%
2016	990,188	11.6%
2017	967,183	11.3%
2018	947,518	11.1%
2019	1,477,734	17.3%
2020	205,136	2.4%
2021	810,068	9.5%
2022	500,614	5.9%
2023	298,997	3.5%
2024	120,979	1.4%
2025	84,874	1.0%
Vacant	476,581	5.6%

Total	8,529,752	100.0%

June 30, 2013	21

Lease Expirations with Annualized Rent per Square Foot

			Rentable		Annualized	Percentage
	Number of		Square		Rent	of Total Final
Year of	Leases		Footage	Annualized	Per Square	Annualized
Lease	Expiring		Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring	Expiring	Expiring	Expiring
December 31,	Year		Leases	Leases (a)	Leases	Leases
2013	69	(b)	102,195	2,160,633	21.14	1.18%
2014	64		382,485	8,937,797	23.37	4.88%
2015	78		1,165,200	25,520,060	21.90	13.94%
2016	68		990,188	20,980,295	21.19	11.46%
2017	58		967,183	25,298,117	26.16	13.82%
2018	42		947,518	22,885,707	24.15	12.50%
2019	27		1,477,734	36,000,063	24.36	19.67%
2020	12		205,136	5,035,786	24.55	2.75%
2021	13		810,068	16,521,471	20.40	9.03%
2022 and thereafter	67		1,005,464	19,702,305	19.60	10.77%
	498		8,053,171	183,042,233	22.73	100.00%
Vacancies as of 6/30/13			476,581
Total Portfolio Square Footage			8,529,752

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at June 30, 2013 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	39 leases are Month to Month

June 30, 2013	22

Capital Expenditures (in thousands)

					Year
	For the Three Months Ended				Ended
	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13
Tenant improvements	$1,729	$5,755	$—	$—	$7,484
Deferred leasing costs	2,813	1,087	—	—	3,900
Building improvements	1,118	1,622	—	—	2,740
Total	$5,660	$8,464	$—	$—	$14,124

					Year
	For the Three Months Ended				Ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12
Tenant improvements	$3,014	$2,705	$2,854	$4,464	$13,037
Deferred leasing costs	2,196	1,343	1,104	2,784	7,427
Building improvements	746	1,003	711	1,252	3,712
Total	$5,956	$5,051	$4,669	$8,500	$24,176

June 30, 2013	23

Transaction Activity

Recent Acquisitions:			Square	Date	Purchase Price
	City	State	Feet	Acquired	(in thousands)
2013
1999 Broadway	Denver	CO	673,793	5/22/13	$183,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

2011
Emperor Boulevard	Durham	NC	259,531	3/4/11	75,800
Legacy Tennyson Center	Plano	TX	202,600	3/10/11	37,000
One Legacy Circle	Plano	TX	214,110	3/24/11	52,983
909 Davis	Evanston	IL	195,245	9/30/11	37,062
East Renner Road	Richardson	TX	122,300	10/6/11	11,282

Recent Dispositions:
			Square		Net Sales	Gain (Loss)
	City	State	Feet	Date Sold	Proceeds	on Sale
					(in thousands)
2012
Southfield	Southfield	MI	252,613	12/21/12	$293	$(14,826)

2011
Fairview	Falls Church	VA	252,613	1/21/11	89,382	19,592
Bollman (a)	Savage	MD	98,745	6/24/11	7,408	2,346

(a) Industrial property. All other acquisitions and dispositions are office properties

June 30, 2013	24

Loan Portfolio of Secured Real Estate

(dollars in thousands)			Maximum	Amount			Interest
		Maturity	Amount	Drawn at	Interest	Draw	Rate at
Sponsored REIT	Location	Date	of Loan	30-Jun-13	Rate (1)	Fee (2)	30-Jun-13

Secured revolving lines of credit
FSP Highland Place I Corp.	Centennial, CO	31-Dec-13	$5,500	$1,375	L+4.4%	0.5%	4.59%
FSP Satellite Place Corp.	Duluth, GA	31-Mar-14	5,500	5,500	L+4.4%	0.5%	4.59%
FSP 1441 Main Street Corp.	Columbia, SC	31-Mar-14	10,800	9,000	L+4.4%	0.5%	4.59%
FSP 505 Waterford Corp.	Plymouth, MN	30-Nov-13	7,000	2,350	L+4.4%	0.5%	4.59%
FSP Galleria North Corp.	Dallas, TX	30-Jan-15	15,000	9,080	L+5.0%	0.5%	5.19%

Secured construction loan
FSP 385 Interlocken
Development Corp.	Broomfield, CO	30-Apr-14	42,000	37,541	L+4.4%	n/a	4.59%

Mortgage loan secured by property
FSP Energy Tower I Corp. (3)	Houston, TX	5-Jul-14	33,000	33,000	6.41%	n/a	6.41%

			$118,800	$97,846

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	The loan has a secured fixed mortgage amount of $33,000,000. A loan fee of $300,630 was paid at the time of closing and funding of the loan on July 5, 2012. The borrower is required to pay the Company an exit fee in the amount of 0.982% of the principal repayment amount.

June 30, 2013	25

Net Asset Value Components

(in thousands except per share data)
As of
30-Jun-13
Total Market Capitalization Values
Shares outstanding	100,187.4
Closing price, December 31st	$13.20
Market capitalization	$1,322,474
Debt	581,500
Total Market Capitalization	1,903,974

3 Months
Ended
NOI Components	30-Jun-13

Same Store NOI (1)	$22,211
Acquisitions (1) (2)	5,107
Property NOI (1)	27,318
Full quarter adjustment (3)	1,575
Stabilized portfolio	$28,893

Financial Statement Reconciliation:
Rental Revenue	$46,322
Rental operating expenses	(11,116)
Real estate taxes and insurance	(7,311)
Taxes (4)	(115)
Management fees & other (5)	(462)
Property NOI (1)	$27,318

Assets:
Loans outstanding on secured RE	$97,846
Investments in SARs (book basis)	81,523
Straight-line rent receivable	37,952
Cash and cash equivalents	24,962
Restricted cash	602
Tenant rent receivables	2,331
Prepaid expenses	1,760
Office computers and furniture	510
Other assets:
Deferred financing costs, net	6,254
Other assets: Derivative Market Value	6,739
Phoenix Tower Liquidating Trust (6)	110
Other assets	3,898
$264,487
—
Liabilities:
Debt	$581,500
Accounts payable & accrued expenses	31,648
Tenant security deposits	3,074
Other liabilities: derivative liability	—
$616,222
Other information:
Leased SF to be FFO producing
During 2013, (primarily 2H 2013)	255

Straight-line rental revenue Q2	$1,186

Management fee income first quarter 2013	$264
Interest income from secured loans	1,378
Management fees and interest income from loans	$1,642

Footnotes to the components
(1)	See pages 11 & 29 for definitions and reconciliations
(2)	Includes NOI from 2 acquisitions in 2012 and 2 from 2013
(3)	Adjustment to reflect property NOI for a full quarter
in the quarter acquired, if necessary
(4)	HB3 Tax in Texas is classified as an income tax, though
we treat it as a real estate tax in Property NOI
(5)	Management & other fees are eliminated in consolidation
but included on Property NOI
(6)	Expected liquidating distribution from sale of equity interest
(Collection within 3 years, subject to some expenses)

June 30, 2013	26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2013	27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Funds Available for Distribution (FAD)

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2013	28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Property Net Operating Income (Property NOI)

Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

June 30, 2013	29

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com